                                                                    EXHIBIT 10.4


                          RANGER AEROSPACE CORPORATION

                                RIGHTS AGREEMENT

         THIS AGREEMENT is made as of April 1, 1998, among RANGER AEROSPACE CORPORATION, a Delaware corporation ("RANGER") and the parties identified as Purchasers on the signature pages hereto (individually a "PURCHASER", and collectively the "PURCHASERS").

                                    RECITAL:

         The parties to this Agreement are also parties to a Securities Purchase Agreement of even date (the "SECURITIES AGREEMENT"). In order to induce the Purchasers to enter into the Securities Agreement, Ranger has agreed to provide the rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the Closing under the Securities Agreement. Certain terms used in this Agreement are defined in SECTION 8. Capitalized terms not otherwise defined in this Agreement have the meanings given therefor in the Securities Agreement.

         NOW THEREFORE, the parties agree as follows:

1.       DEMAND REGISTRATION OF SHARES.

         (a) At any time after the occurrence of a Qualified Public Offering, the Hancock Holders and the CIBC Holders shall each be entitled to request (a "DEMAND REQUEST") (i) two Demand Registrations on a Form S-1 or S-2 (or any successor form) under the Securities Act and (ii) unlimited Demand Registrations on Form S-3 (or any successor form) under the Securities Act, of all or any portion of their Shares. A registration requested pursuant to this SECTION 1(a) is referred to in this Agreement as a "DEMAND REGISTRATION". The request for a Demand Registration shall specify the approximate number of Shares requested to be registered and the intended method of distribution thereof. Within ten days after receipt of such a request, Ranger shall give written notice of such requested registration to all other holders of Shares and shall include in such registration all Shares with respect to which Ranger has received written requests for inclusion therein and the intended method of distribution thereof within 30 days after the receipt of Ranger's notice.

         (b) Ranger shall pay all Registration Expenses (defined in SECTION 6) in connection with each Demand Registration and shall pay all Registration Expenses in connection with a registration initiated as a Demand Registration whether or not it becomes effective or is not otherwise counted as a Demand Registration. A registration shall not count as a Demand Registration until it has become effective under the Securities Act and any blue sky laws of any applicable state and remains so effective until all Shares included therein have been sold pursuant thereto, unless such registration statement is withdrawn at the request of the Requesting Holders (other than a withdrawal in the case described in the next following sentence). If so requested in the Demand Request, Ranger shall use its best efforts to effect such Demand Registration as an underwritten offering on a firm commitment basis, provided if Ranger is unable to effect the registration as an underwritten offering on a firm commitment basis, Ranger will continue to effect such registration if requested to do so by the Requesting Holders in accordance with the method of distribution as is specified by the Requesting Holders, and in such case the registration statement shall count as a Demand Registration; otherwise such Demand Request shall be deemed withdrawn and not to have been made and shall not count as a Demand Registration.

         (c) PRIORITY ON DEMAND REGISTRATION. On any Demand Registration, all Shares requested to be included shall be included unless the managing underwriters advise Ranger and the Requesting Holders in writing that all of the Shares requested to be included may not be sold without adversely affecting the marketability of the offering. In such case, to the extent required, the number of Investor Purchase Shares that have been requested to be included in the Demand Registration shall first be excluded therefrom pro rata on the basis of the number of Investor Purchase Shares requested by holders of such Shares (regardless of whether such holder was a Requesting Holder). Thereafter, to the extent required, the number of Securities Purchase Shares that have been requested to be included in the Demand Registration shall be excluded therefrom pro rata on the basis of the number of the number of Securities Purchase Shares requested by the holders of such Shares (regardless of whether such holder was a Requesting Holder). If all Shares requested to be included in the Demand Registration are so included, Ranger may include in the Demand Registration other securities to be sold by Ranger for its own account or to be sold by other Persons (including other holders of Common Stock exercising their right to a Piggyback Registration pursuant to SECTION 2), provided that the managing underwriters advise Ranger in writing that in their opinion the inclusion of such securities will not cause the number of Shares and other securities requested to be included in the offering to exceed the number which may be sold without adversely affecting the marketability of the offering.

         (d) SELECTION OF UNDERWRITERS. The Requesting Holders shall select a nationally recognized firm of investment banker(s) and/or manager(s) to administer each Demand Registration.

         (e) OTHER REGISTRATIONS. Except for registration statements on Form S-4, S-8 or any successor thereto, Ranger will not file any other registration statement with respect to its common stock or any other class of debt or equity securities, whether for its own account or that of other stockholders, from the date of receipt of a notice from holders of Shares requesting a Demand Registration pursuant to this SECTION 1 until the completion of the period of distribution of the registration contemplated thereby.

         (f) GRANT OF OTHER DEMAND REGISTRATION RIGHTS. Until the date that no holder of Shares has any further right to request a Demand Registration, Ranger shall not grant to any Persons the right to request Ranger to register any equity securities of Ranger, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the Required Holders, provided that Ranger may without the consent of such holders, grant rights to other Persons to (i) participate in Piggyback Registrations so long as such rights are subordinate to the rights of the holders of Shares with respect to such Piggyback Registrations; and (ii) request underwritten registrations so long as the holders of Shares are entitled to participate in any such registrations pari passu with such Persons.

2.       PIGGYBACK REGISTRATIONS.

         (a) RIGHT TO PIGGYBACK. Whenever Ranger proposes to register any of its securities under the Securities Act (whether for its own account or to be sold by other Persons) and the registration form to be used may be used for the registration of Shares (except for the registration statements on Form S-4, S-8 or any successor thereto, or other form which does not include substantially the same information as would be required in a form for the general registration of securities), Ranger shall give prompt written notice to the holders of Shares which may be so included (a "REGISTRABLE SECURITY") of its intention to effect such a registration and shall include in such registration (a "PIGGYBACK REGISTRATION") all Registrable Securities with respect to which Ranger has received written requests for inclusion therein (which request shall state the intended method of distribution thereof) within 30 days after the receipt of Ranger's notice on the same terms and conditions as the other securities included therein.

         (b) PIGGYBACK EXPENSES The Registration Expenses of the holders of Registrable Securities shall be paid by Ranger in all Piggyback Registrations.

         (c) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of Ranger, and the managing underwriters advise Ranger in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, Ranger shall include in such registration first, the securities Ranger proposes to sell, second, the Securities Purchase Shares requested to be included in such registration, third, the Investor Purchase Shares requested to be included in such registration and fourth, any other securities requested to be included in such registration. If less than all of the Securities Purchase Shares or Investor Purchase Shares, respectively, may be so included, the number of such Shares, if any, included in the Piggyback Registration shall be allocated pro rata among the holders of such Shares on the basis of the number of such Shares requested by each such holder to be included therein.

         (d) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration on behalf of other holders of Ranger's securities, and the managing underwriters advise Ranger in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, Ranger shall include in such registration first, the securities of the holders on whose behalf the registration is initially being made, second, the Securities Purchase Shares requested to be included in such registration, third, the Investor Purchase Shares requested to be included in such registration and fourth, any other securities requested to be included in such registration. If less than all of the Securities Purchase Shares or Investor Purchase Shares, respectively, may be so included, the number of such Shares, if any, included in the Piggyback Registration shall be allocated pro rata among the holders of such Shares on the basis of the number of such Shares requested by each such holder to be included therein.

         (e) CONTINUED OBLIGATION FOR DEMAND REGISTRATION. No registration of Shares effected under this SECTION 2 shall relieve Ranger of its obligation to effect registration of the Shares upon any Demand Request made pursuant to the provisions of SECTION 1.

         (f) WITHDRAWAL OR DELAY. If at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, Ranger shall determine for any reason not to register or to delay registration of such securities, Ranger may, at its election, give written notice of such determination to each holder of Registrable Securities requested to be included in such offering and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of Ranger to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder of Registrable Securities to include Registrable Securities in any future registrations pursuant to this SECTION 2 or to cause a registration to be effected as a Demand Registration under SECTION 1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

3.        HOLDBACK AGREEMENTS.

        (a) No holder of Shares shall effect any public sale or distribution (which shall not include any sales pursuant to Rule 144 or Rule 144A) of equity securities of Ranger, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 90-day period beginning on the effective date of the registration statement for a Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are or may be included (except as part of the offering covered by such registration statement) unless the underwriters managing the registered public offering otherwise agree.

         (b) Ranger shall not effect on its own behalf any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 120-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4, Form S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall cause, to the extent it has the power (by contract or ownership), or otherwise use its reasonable best efforts to cause, each holder of at least 5% (on a fully-diluted basis) of its common stock to agree not to effect any public sale or distribution (including sales pursuant to Rule 144 and Rule 144A) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted) unless the underwriters managing the registered public offering otherwise agree.

4. REGISTRATION PROCEDURES. Whenever any Shares are required to be registered pursuant to this Agreement, Ranger shall use its best efforts to effect the registration and the sale of such Shares in accordance with the intended method of disposition thereof and pursuant thereto Ranger shall as expeditiously as possible:

                  (i) prepare and file with the SEC a registration statement with respect to such Shares (which shall be on Form S-1 or such other form of general applicability satisfactory to the managing underwriter (if any), or on Form S-3 or any successor form if the Required Holders shall have requested registration on such Form and Ranger shall then be entitled to use such Form to register such Shares ) and use its best efforts to cause such registration statement to become effective (provided that Ranger may delay or discontinue any registration statement effected under SECTION 2 in accordance with SECTION 2(f)) and prepare and file with the SEC such amendments and post-effective amendments to such registration statement and supplements to the prospectus used in connection therewith as may be necessary to keep such registration statement effective under the Securities Act and the blue sky laws of any applicable state for a period of not less than 90 days in the case of an underwritten offering, and in any other offering, until the disposition of all Shares covered by such registration statement; provided that at any time after the registration statement has been continuously effective for 12 consecutive months, if Ranger determines in its reasonable business judgment that having such registration statement remain in effect would materially interfere with any financing, refinancing, acquisition, disposition, corporate reorganization or other material corporate transaction or development involving Ranger or any of its Subsidiaries, Ranger may, upon 10 Business Days' prior notice to each holder of Shares included therein, withdraw such registration statement; and, if such Registration Statement is withdrawn, such Demand Registration will not count as a Demand Registration under SECTION 1.

                  (ii) before filing a registration statement or prospectus or any amendments or supplements thereto or incorporating any document by reference therein, Ranger shall furnish to the holders of Shares included in such registration statement copies of all such documents proposed to be filed or incorporated therein, which documents shall be subject to the reasonable review and comment of such holders and their counsel;

                  (iii) notify in writing each holder of Shares included in such registration statement of (i) the filing and effectiveness of such registration statement or any amendment or post-effective amendments thereto and the prospectus and any supplement thereto, (ii) any request by the SEC for amendments or post-effective amendments to the registration statement or supplements to the prospectus or for additional information, (iii) the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for that purpose, and (iv) of the receipt by Ranger of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

                  (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the period of, and in accordance with the intended methods of, disposition by the sellers thereof as set forth in such registration statement;

                  (v) furnish, without charge, to each holder of Shares included in a registration statement such number of copies of such registration statement, the prospectus included in such registration statement (including each preliminary prospectus), each amendment and supplement thereto, and such other documents as such holder may reasonably request in order to facilitate the disposition of the Shares included therein owned by such holder, and Ranger hereby consents to the use of each prospectus or any supplement thereto by each such holder and the underwriters, if any, in connection with the offering and sale of the Shares covered by such registration statement or any amendment thereto;

                  (vi) use its best efforts to register or qualify all Shares included in a registration statement under such other securities or blue sky laws of such jurisdictions as any holder of such Shares reasonably requests and do any and all other acts and things which may be reasonably requested by any such state securities administrator to enable such holder to consummate the disposition in such jurisdictions of such Shares (provided that Ranger shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this SUBPARAGRAPH, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

                  (vii) notify each holder of Shares included in a registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Shares, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (viii) cause all Shares included in a registration statement to be listed on each securities exchange on which similar securities issued by Ranger are then listed and, if not so listed, but similar securities are then listed on the NASD automated quotation system, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Shares as a NASDAQ national market system security within the meaning of Rule 11Aa2-1 of the SEC or failing that, at such time as Ranger becomes eligible for such authorization, to secure NASDAQ authorization for such Shares if available and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Shares with the NASD;


                  (ix) if the offering is underwritten, use its best efforts to furnish on the date that Shares are delivered to the underwriters for sale pursuant to such registration statement, and to the extent required by any underwriting agreement or from time to time upon request by any holder of Shares in connection with its disposition of its Shares under such registration statement: (i) an opinion dated such date of counsel representing Ranger for the purposes of such registration, addressed to the underwriters and to each such holder, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or financial data contained therein) and (C) to such other effect as reasonably may be requested by counsel for the underwriters or by such holder or its counsel and (ii) a letter dated such date from the independent public accountants retained by Ranger, addressed to the underwriters and to each such holder, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of Ranger included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five Business Days prior to the date of such letter) with respect to such registration as such underwriters or holder reasonably may request;

                  (x) provide a transfer agent and registrar for all Shares included in a registration statement not later than the effective date of such registration statement, and a CUSIP number for all such Shares and provide the applicable transfer agent with printed certificates or instruments for such Shares which are in a form eligible for deposit with Depositary Trust Company and otherwise meeting the requirements of any securities exchange on which such Shares are then listed;

                  (xi) cooperate with the holders of Shares included in a registration statement and the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Shares to be sold not bearing any restrictive legends; and to enable such Shares to be in such denominations and registered in such names as the underwriters may request at least two Business Days prior to any sale of such Shares to the underwriters;

                  (xii) enter into such customary agreements (including underwriting agreements in customary form) as the underwriters of any registration statement pursuant to an underwritten offering, reasonably request in order to expedite or facilitate the disposition of such Shares;

                  (xiii) make available for inspection by any holder of Shares included in a registration statement, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such holder or underwriter, all financial and other records, pertinent corporate documents and properties of Ranger as they reasonably deem necessary to conduct their due diligence review, and cause Ranger's officers, directors, employees and independent accountants to supply all information reasonably requested by any such holder, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (xiv) make Ranger's officers, directors and employees available to participate in such "road show" marketing tours and meetings, at such locations, as any holder of Shares included in a registration statement, or any underwriter participating in any disposition pursuant to such registration statement, may request from time to time;

                   (xv) otherwise to comply with the Securities Act, the Exchange Act, all applicable rules and regulations of the Commission and all applicable state blue sky and other securities laws, rules and regulations, and make generally available to its security holders, earnings statements satisfying the provisions of SECTION 11(a) of the Securities Act, no later than 30 days after the end of any 12 month period (or 90 days if the end of such 12 month period coincides with the end of a fiscal quarter or fiscal year, respectively) of Ranger (A) commencing at the end of any month in which Shares are sold to underwriters in an underwritten offering, or, (B) if not sold to underwriters in such an offering, beginning within the first three months commencing after the effective date of the registration statement, which statements shall cover said 12 month periods;

                   (xvi) permit any holder of Shares which, in such holder's sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of Ranger, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to Ranger in writing, which in the reasonable judgment of such holder and its counsel should be included; and

                   (xvii) if the offering is underwritten, then immediately upon notification to Ranger from the managing underwriter of the price at which the securities are to be sold under such registration statement, and, in any event, prior to the effective date of the registration statement filed in connection with such registration, Ranger shall advise each holder requesting inclusion of Shares in such registration statement of such price. If such price is below the price which is acceptable to a holder of Shares requested to be included in such offering, then such holder shall have the right, by written notice to Ranger given prior to the effectiveness of such registration statement, to withdraw its request to have its Shares included in such registration statement.

5.       CONDITIONS TO REGISTRATION.

         Each holder's right to have its Shares included in any registration statement filed by Ranger in accordance with the provisions of this Agreement shall be subject to the following conditions:

         (a) The holders of Shares to be included in such registration statement shall furnish Ranger in a timely manner with all information requested by Ranger in writing and required by the applicable rules and regulations of the SEC or otherwise reasonably required by Ranger or its counsel in order to enable them properly to prepare and file such registration statement in accordance with applicable provisions of the Securities Act and if the offering is underwritten such holder shall (i) agree to sell its Shares on the basis provided in any underwriting arrangements approved by (A) the Requesting Holders in the case of a Demand Registration, or (B) Ranger or such other holders of securities on whose account the registration is initially being made in the case of a Piggyback Registration and (ii) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that in no case shall a holder of Shares included in any registration shall be required to make any representations or warranties to Ranger or the underwriters other than representations and warranties regarding such holder, the Shares held by such holder and such holder's intended method of distribution;

         (b) If any such holder desires to sell and distribute Shares over a period of time, or from time to time, at then prevailing market prices, then any such holder shall execute and deliver to Ranger such written undertakings as Ranger and its counsel may reasonably request in order to assure full compliance with applicable provisions of the Securities Act and the Exchange Act;

         (c) Such holder shall agree that as of the date that a final prospectus is made available to it for distribution to prospective purchasers of Shares it shall cease to distribute copies of any preliminary prospectus prepared in connection with the offer and sale of such Shares and will deliver or cause to be delivered a copy of such final prospectus to each Person who received a copy of any preliminary prospectus prior to sale of any of the Shares to such Persons; and

         (d) Upon receipt of any notice from Ranger of the existence of any event of the nature described in SECTION 4(vii), such holder will forthwith discontinue disposition of Shares until such holder receives copies of the supplemented or amended prospectus contemplated by SECTION 4(vii) or until it is advised in writing by Ranger that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by Ranger, such holder will deliver to Ranger (at Ranger's expense) all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Shares current at the time of receipt of such notice.

6.       REGISTRATION EXPENSES.

         (a) All expenses incident to Ranger's performance of or compliance with this Agreement and the preparation, filing, amendment or supplement of any registration statement in which Shares are to be included, including without limitation all registration and filing fees, fees and expenses (including counsel fees) of compliance with securities or blue sky laws, printing and copying expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for Ranger and for the holders of the Securities Purchase Shares, all independent certified public accountants, underwriters (excluding discounts and commissions and fees in lieu of discounts and commissions), and other Persons retained by Ranger and or by the holders of the Securities Purchase Shares, the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by Ranger are then listed or on the NASD automated quotation system, transfer taxes, fees of transfer agents and registrars and cost of insurance (all such expenses being called "REGISTRATION EXPENSES") shall be borne by Ranger, whether or not any such registration statement becomes effective.

         (b) In connection with each registration effected pursuant to SECTION 1 or 2, Ranger shall reimburse the holders of Shares included in such registration for the reasonable fees and disbursements of one counsel chosen by the Requesting Holders.

7.       INDEMNIFICATION.

         (a) Ranger agrees to indemnify and reimburse, to the extent permitted by law, each holder of Shares included in a registration statement, its directors, officers and employees and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including legal expenses and any expenses incurred in investigating any claims) caused by any untrue or alleged untrue statement of material fact contained in such registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or any other violation or breach of the Securities Act, the Exchange Act or any state securities or blue sky law or any other law by Ranger or its officers or directors or any other Person acting or purporting to act on Ranger's behalf, except insofar as the same are caused by or contained in any information furnished in writing to Ranger by such holder specifically stating that it is to be used in the preparation thereof or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after Ranger has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, Ranger shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Shares.

         (b) In connection with any registration statement in which a holder of Shares is participating, each such holder shall indemnify Ranger, its directors, officers and employees and each Person who controls Ranger (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including legal expenses and any expenses incurred in investigating any claims) resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder specifically stating that it is to be used in the preparation thereof; provided that the obligation to indemnify shall be individual to each holder and in no event shall the aggregate liability of a holder for indemnities pursuant to this SECTION 7 exceed the net amount of proceeds received by such holder from the sale of its Shares pursuant to such registration statement.

         (c) Any Person entitled to indemnification hereunder (an "INDEMNIFIED PARTY") shall (i) give prompt written notice to any Person obligated to make such indemnification (an "INDEMNIFYING PARTY") of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

         (d) In order to provide for just and equitable contribution to joint liability in any case in which either (i) the indemnity provided for in this
SECTION 7 is unavailable to a party that would otherwise have been an indemnified party, or (ii) contribution under the Securities Act or any other applicable law may be required on the part of any such holder of Shares or any controlling Person of such a holder in circumstances for which indemnification is provided under this SECTION 7; then, and in each such case, the indemnifying and indemnified party will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and such indemnified party on the other in connection with the statement or omission or circumstance which resulted in such loss, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the amounts received by it from the sale of its Shares pursuant to such registration statement; and (B) no Person guilty of fraudulent misrepresentation (within the meaning of SECTION 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

         (e) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of any Shares.

8.       Definitions.

         "CIBC HOLDERS" means, the holder or holders of the Shares issued to CIBC under the Securities Agreement.

         "CIBC" means CIBC Wood Gundy Ventures, Inc.

         "COMMON STOCK" means Ranger's Class A Voting Common Stock, $0.01 par value, and its Class B Non-Voting Common Stock, $0.01 par value.

         "HANCOCK" means John Hancock Mutual Life Insurance Company.

         "HANCOCK HOLDERS" means, the holder or holders of the Shares issued to the Hancock Purchaser under the Securities Agreement.

         "HOLDER GROUP" means the CIBC Holders or the Hancock Holders, as the case may be.

         "INVESTOR PURCHASE SHARES" means Shares purchased under the Investor Stock Agreements.

         "INVESTOR STOCK AGREEMENTS" means each of (i) the Investor Stock Agreements dated as of even date herewith, between Ranger, Gene Z. Salkind, M.D., Trustee of the Danielle Schwartz Trust UAD 10/1/93, and George Schwartz, and (ii) the Investor Stock Agreement dated as of even date herewith, between Ranger, Kraig Danielson and George Schwartz.

         "QUALIFIED PUBLIC OFFERING" means the sale in an underwritten public offering by Ranger registered under the Securities Act, of shares of Common Stock having an aggregate primary offering value of at least $35,000,000 and a share price for each class of Common Stock of at least four times the original purchase price therefor under the Securities Agreement.

         "REQUESTING HOLDERS" means, in connection with a Demand Registration, the Holder Group that initiated the request for its Shares to be included in such Demand Registration.

         "REQUIRED HOLDERS" means, at any time, the holder or holders of at least 75% of the aggregate number of Shares outstanding at such time (exclusive of any Shares which, pursuant to SECTION 9(a), are no longer entitled to be included in a Demand Registration).

         "SECURITIES PURCHASE SHARES" means Shares purchased under the Securities Agreement.

         "SHARES" means, at any time, the shares of Common Stock held by the Purchasers at such time, including without limitation, all shares of Common Stock issued to the Purchasers under the Securities Agreement or the Investor Stock Agreements, and shares of capital stock issued or issuable in exchange or substitution therefor.

9.       MISCELLANEOUS.

         (a) TERMINATION OF REGISTRATION RIGHTS; SECURITIES. As to any particular Shares, the holder of such Shares shall cease to be entitled to request either a Demand Registration for such Shares or inclusion of such Shares in a Piggyback Registration after they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 or Rule 144A under the Securities Act (or any similar rule then in force) or repurchased by Ranger or any of its Affiliates. This Agreement, other than
SECTION 7, shall terminate and be of no further force or effect at the time there are no more Shares entitled to be included in a Demand Registration or a Piggyback Registration under this Agreement.

         (b) NO INCONSISTENT AGREEMENTS. Ranger shall not hereafter enter into any agreement with respect to its securities or amend its charter or bylaws in any manner which is inconsistent with or violates the rights granted to the holders of Shares in this Agreement.

         (c) REMEDIES. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or security of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

         (d) AMENDMENTS AND WAIVERS. This Agreement may not be amended, and Ranger may not take any action herein prohibited, or omit to perform any act herein required to be performed by it, without the written consent of the Required Holders. Each holder of Shares at the time or thereafter shall be bound by any consent so authorized by this SECTION 9(d). No course of dealing between Ranger and any holder nor any delay in exercising any rights under this Agreement shall operate as a waiver of any rights of any holder.

         (e) SUCCESSORS AND ASSIGNS. All covenants and other agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not; provided Ranger may not assign any of its obligations hereunder. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for such benefit of purchasers or holders of Shares are also for the benefit of, and enforceable by, any subsequent holder of Shares.

         (f) SEVERABILITY. If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative, illegal or unenforceable as applied to any particular case in any jurisdiction because of the conflicting of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative, illegal or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative, illegal or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative, illegal or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

         (g) COUNTERPARTS. This Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

         (h) DESCRIPTIVE HEADINGS. The descriptive headings of the SECTIONs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

         (i) GOVERNING LAW. THE CORPORATE LAW OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES AND QUESTIONS CONCERNING THE RELATIVE RIGHTS OF RANGER AND ITS STOCKHOLDERS. ALL OTHER ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY LAWS OR RULE RELATING TO CONFLICTS OF LAWS THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW
YORK).

         (j) NOTICES. All notices and other written communications provided for hereunder shall be given in writing and sent by overnight delivery service (with charges prepaid) or by facsimile transmission with the original of such transmission being sent by overnight delivery service (with charges prepaid) by the next succeeding Business Day and (i) if to a holder of Shares addressed to such holder at such address or fax number as is specified for such holder in the stock register of Ranger and (iii) if to Ranger, addressed to it at GSP International Airport, Box 12233, Greenville, SC 29612, Attention: President, Fax No. 864-848-2759 or at such other address or fax number as Ranger shall have specified to each holder of Shares in writing given in accordance with this
SECTION 9(j). Notice given in accordance with this SECTION 9(j) shall be effective upon the earlier of the date of delivery or the second Business Day at the place of delivery after dispatch.


                        [SIGNATURES FOLLOW ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first written above.

                                       RANGER AEROSPACE CORPORATION


                                       By: /s/ STEPHEN D. TOWNES
                                           ----------------------------
                                       Name: S.D. TOWNES
                                            ---------------------------

                                       Title: President and CEO
                                             --------------------------

                                       THE PURCHASERS:

                                       JOHN HANCOCK MUTUAL LIFE INSURANCE
                                       COMPANY


                                       By: /s/ D. DANA DONOVAN
                                          -----------------------------
                                       Name: D. DANA DONOVAN
                                            ---------------------------
                                       Title: Senior Investment Officer
                                             --------------------------

                                       CIBC WOOD GUNDY VENTURES, INC.


                                       By: /s/ LORI KOFFMAN
                                          -----------------------------
                                       Name: LORI KOFFMAN
                                            ---------------------------
                                       Title: Managing Director
                                             --------------------------

                                       RANDOLPH STREET PARTNERS II


                                       By: /s/ WILLIAM S. KIRSCH
                                          -----------------------------
                                                   Partner
                                          -----------------------------


                                              /s/ GREGG L. ENGLES
                                       --------------------------------
                                                  GREGORY ENGLES


                                              /s/ GEORGE B. SCHWARTZ
                                       --------------------------------
                                                  GEORGE SCHWARTZ